                                                              EXHIBIT 10(p)(iii)



                        NOVACARE EMPLOYEE SERVICES, INC.
                             2621 Van Buren Avenue
                              Norristown, PA 19403


                                  July 7, 1998



PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attn: Marcie Knittel, Vice President

          RE:  Consent and Second Amendment to Credit Agreement
               (the "Second Amendment")

Dear Marcie:

     We refer to that certain Credit Agreement, dated as of November 17, 1997 (as amended, the "Credit Agreement"), by and among NovaCare Employee Services, Inc. (the "Borrower"), the Guarantors party thereto, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

     The Borrower has advised the Banks and the Agent that the Parent desires to transfer all of the issued and outstanding shares of stock of the Borrower owned by the Parent to NC Resources, Inc., a Delaware corporation and wholly owned Subsidiary of the Parent ("NC Resources").

     Accordingly, the Borrower, the Guarantors, the Agent and the Banks desire to amend the Credit Agreement as hereinafter provided.

     The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                   AGREEMENT

     1.   Amendment of Credit Agreement

          The parties hereto do hereby modify and amend the Credit Agreement as follows:

          (a) Section 1.1. [Certain Definitions] is hereby amended by inserting between the definitions of "Multiple Employer Plan" and "Notes" the following new definitions of "NCES Stock Transfer" and "NC Resources":

               Schedule 6.1.3      Subsidiaries
               Schedule 6.1.8      Owned and Leased Real Property
               Schedule 6.1.18     Partnership Agreements; LLC Agreements
               Schedule 6.1.19     Insurance Policies
               Schedule 6.1.21     Material Contracts

     4.   Conditions of Effectiveness.

          The effectiveness of this Second Amendment is expressly conditioned upon the Agent's receipt of: (i) this Second Amendment duly executed by the Borrower, the Guarantors, and the Required Banks; (ii) a Pledge Agreement, satisfactory in form and substance to the Agent, duly executed by NC Resources pledging all of the shares of capital stock owned by it in the Borrower, together with the original certificates evidencing such stock with appropriate stock powers signed in blank; (iii) an incumbency certificate and a certificate signed by the Secretary or Assistant Secretary of NC Resources, certifying as to all action taken by NC Resources to authorize the execution, delivery and performance of the Pledge Agreement; (iv) an opinion of Christina Harris, Acting General Counsel of the Borrower, reasonably satisfactory to the Agent regarding NC Resources; (v) amended Schedules to the Credit Agreement and the other Loan Documents, if any, to update such schedules with respect to the ownership by NC Resources of stock in the Borrower, such amended Schedules to be in form and substance satisfactory to the Required Banks; and (vi) a Certificate signed by the Secretary or Assistant Secretary of each Loan Party confirming that no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

          This Second Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 2.

      5.  Consent of Required Banks.

          Pursuant to Section 11.1 of the Credit Agreement, this Second Amendment shall require the written consent of the Required Banks.

      6.  Full Force and Effect.

          Except as expressly modified and amended by this Second Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      7.  Costs, Expenses, Disbursements.

          The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Second Amendment which are payable by the Borrower as provided in Section 10.5 of the Credit Agreement.

     8.   Counterparts.

          This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

     9.   Governing Law.

          This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                        [SIGNATURES BEGIN ON NEXT PAGE]

                  [SIGNATURE PAGE 1 OF 2 TO SECOND AMENDMENT]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                        BORROWERS AND GUARANTORS:

                                        NOVACARE EMPLOYEE SERVICES, INC.

                                        By: /s/ Thomas D. Schubert
                                            ------------------------------------
                                            Thomas D. Schubert
                                            Chief Financial Officer

                                        On behalf of each Guarantor listed on
                                        Schedule A attached hereto

                                        By: /s/ Thomas D. Schubert
                                            ------------------------------------
                                            Thomas D. Schubert, Chief Financial
                                            Officer of each Guarantor listed on
                                            Schedule A attached hereto which is
                                            a corporation and of each general
                                            partner of each Guarantor listed on
                                            Schedule A attached hereto which is
                                            a partnership

                                        On behalf of each Guarantor listed on
                                        Schedule B attached hereto

                                        By:
                                            ------------------------------------
                                            Robert C. Campbell, Vice President
                                            of each Guarantor listed on Schedule
                                            B attached hereto

                  [SIGNATURE PAGE 1 OF 2 TO SECOND AMENDMENT]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                              BORROWERS AND GUARANTORS:

                              NOVACARE EMPLOYEE SERVICES, INC.



                              By:
                                 ----------------------------------------------
                                 Thomas D. Schubert
                                 Chief Financial Officer


                              On behalf of each Guarantor listed on Schedule A attached hereto


                              By:
                                 ----------------------------------------------
                                 Thomas D. Schubert, Chief Financial Officer of each Guarantor listed on Schedule A attached hereto which is a corporation and of each general partner of each Guarantor listed on Schedule A attached hereto which is a partnership

                              On behalf of each Guarantor listed on Schedule B attached hereto



                              By: /s/ Robert C. Campbell
                                 ----------------------------------------------
                                 Robert C. Campbell, Vice President of each
                                 Guarantor listed on Schedule B attached hereto

                  [SIGNATURE PAGE 2 OF 2 TO SECOND AMENDMENT]

                                        AGENT AND BANKS:

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent

                                        By:  /s/ Justin J. Falgione
                                            ------------------------------
                                        Name:  Justin J. Falgione
                                              ----------------------------
                                        Title:  Assistant Vice President
                                               ---------------------------

                                        AMSOUTH BANK

                                        By: /s/ David A. Simmons
                                            ------------------------------
                                        Name:  David A. Simmons
                                              ----------------------------
                                        Title:  Senior Vice President
                                               ---------------------------

                                        BANK ONE, KENTUCKY, NA

                                        By: /s/ Todd D. Munson
                                            ------------------------------
                                        Name:  Todd D. Munson
                                              ----------------------------
                                        Title:  Senior Vice President
                                               ---------------------------

                                        SUNTRUST BANK, CENTRAL FLORIDA, NA

                                        By:  /s/ Janet P. Sammons
                                            ------------------------------
                                        Name:  Janet P. Sammons
                                              ----------------------------
                                        Title:  Vice President
                                               ---------------------------

STATE OF GEORGIA

COUNTY OF FULTON

On the 23rd day of June, 1998 personally appeared Janet P. Sammons, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Second Amendment to Credit Agreement dated as of July 7, 1998 between NovaCare Employee Services, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                           /s/ Tonya Adams
                           -----------------------------------------------------
                           Signature of Notary Public, State of Georgia
                                                                ----------------
                           Tonya Adams  Notary Public, Coweta County, Georgia
                                        My Commission Expires May 6, 2001
                           -----------------------------------------------------
                           (Print, Type or Stamp Commissioned Name of Notary
                            Public)
                           Personally known   X   ; OR Produced Identification
                                             ---
                           -----------------------------------------------------
                           Type of identification produced:
                                                            --------------------
                           -----------------------------------------------------

                                   SCHEDULE A
                                   ----------

NovaCare Employee Services Resource One, Inc.
NovaCare Employee Services of Orlando, Inc.
Professional Insurance Planners of Florida, Inc.
NovaCare Administrative Employee Services of New York, Inc.
NovaCare Employee Services Northeast, Inc.
NovaCare Employee Services of Boston, Inc.
NovaCare Employee Services of New York, Inc.
Staffing Technologies, Inc. (a New York corporation)
NovaCare Employee Services of America, Inc.
Employee Benefits Management, Inc.
Employee Services Inc. of North Carolina
Employers' Risk Management, Inc.
NovaCare Administrative Employee Services, Inc.
NovaCare Employee Services Club Staff, Inc.
NovaCare Employee Services Easy Staff, Inc.
NovaCare Employee Services of Florida, Inc.
Rx One, Inc.
NovaCare Employee Services TPI, Inc.
ConsulTemps, Inc.
NovaCare Employee Services West, Inc.
Paralign Staffing Technologies, Inc.
NCES Partners (IND), LP (NovaCare Employee Services, Inc. is a general partner)

                                   SCHEDULE B


NCES Finance, Inc.
NCES Holdings, Inc.
NCES Licensing, Inc.

                                 SCHEDULE 6.1.1

                         QUALIFICATIONS TO DO BUSINESS



                                             STATE OF
          LOAN PARTY                         FORMATION      QUALIFICATIONS
          ----------                         ---------      --------------
NovaCare Employee Services, Inc.                  DE        AZ, AR, CA, CO, CT,
                                                            DC, FL, GA, IN, IA,
                                                            KY, LA, ME, MD, MA,
                                                            MI, MN, MS, MO, NE,
                                                            NV, NH, NJ, NM, NY,
                                                            NC, ND, OH, OK, OR,
                                                            PA, RI, SC, SD, TN,
                                                            TX, VT, VA, WA, WY

NovaCare Administrative Employee Services
  of New York, Inc.                               NY                  -

NovaCare Administrative Employee
  Services, Inc.                                  FL                  -

NovaCare Employee Services Club Staff, Inc.       FL                  -

NovaCare Employee Services Easy Staff, Inc.       FL                  -

NovaCare Employee Services Northeast, Inc.        NY                  -

NovaCare Employee Services Resource
  One, Inc.                                       FL                  -

NovaCare Employee Services TPI, Inc.              NY                  -

NovaCare Employee Services of America, Inc.       FL                  -


                                                STATE OF
        LOAN PARTY                              FORMATION      QUALIFICATIONS
        ----------                              ---------      --------------

NovaCare Employee Services of Boston, Inc.         DE                NY

NovaCare Employee Services of Bradenton, Inc.      FL                --

NovaCare Employee Services of Florida, Inc.        FL          AL, GA, MD, NC,
                                                               SC, TN, VA, WV

NovaCare Employee Services of New York, Inc.       NY                VT

NovaCare Employee Services of Orlando, Inc.        FL          AR, CA, IL, ME,
                                                               MN, NV, NH, NM,
                                                               NC, OR, SC, TN,
                                                               TX, UT, VT, WV

ConsulTemps, Inc.                                  VA                --

Employee Benefits Management, Inc.                 FL                --

Employee Services Inc. of North Carolina           NC                --

Employers' Risk Management, Inc.                   FL                --

Professional Insurance Planners of
     Florida, Inc.                                 FL                --

RX One, Inc.                                       FL                --

Staffing Technologies, Inc.                        NY                --

                                                STATE OF
        LOAN PARTY                              FORMATION      QUALIFICATIONS
        ----------                              ---------      --------------

NCES Finance, Inc.                                  DE               --

NCES Holdings, Inc.                                 DE               --

NCES Licensing, Inc.                                DE               --

AmeriCare Employers Group, Inc.                     AZ         CA, CO, FL, GA,
                                                               NV, NM, OH, OR,
                                                               SC, TX

Paralign Staffing Technologies, Inc.                AZ         CA, GA, MS, TX,
                                                               WA

NCES Partners (IND), L.P.                           IN               --

                                 SCHEDULE 6.1.3

                                  SUBSIDIARIES

                                               Borrower/         Authorized            No. of
Subsidiary                       Jurisdiction  Guarantor          Capital           Shares Issued           Shareholder
----------                       ------------  ----------        -----------        -------------           -----------
AmeriCare Employers Group, Inc.         AZ           G     1,000,000 common shares      98,069     NovaCare Employee Services, Inc.
                                                                no par value

ConsulTemps, Inc.                       VA           G       5,000 common shares         1,000     NovaCare Employee Services Easy
                                                               $1.00 par value                       Staff, Inc.

Employee Benefits                       FL           G      800,000 common shares      428,747     NovaCare Employee Services of
  Management, Inc.                                             $.01 par value                        America, Inc.

Employee Services Inc. of               NC           G      800,000 common shares      428,747      NovaCare Employee Services of
  North Carolina                                               $.10 par value                         America, Inc.

Employers' Risk                         FL           G      800,000 common shares      428,747      NovaCare Employee Services of
  Management, Inc.                                             $.01 par value                         America, Inc.

NCES Finance, Inc.                      DE           G       3,000 common shares           100      NovaCare Employee Services, Inc.
                                                               $.01 par value

NCES Holdings, Inc.                     DE           G       3,000 common shares           100      NovaCare Employee Services, Inc.
                                                               $.01 par value

                                             BORROWER/    AUTHORIZED              NO. OF
    SUBSIDIARY               JURISDICTION    GUARANTOR      CAPITAL             SHARES ISSUED       SHAREHOLDER
    ----------               ------------    ---------      -------             -------------       -----------
NCES Licensing, Inc.              DE             G       3,000 common shares          100       NovaCare Employee Services, Inc.
                                                            $.01 par value

NovaCare Administrative           FL             G      800,000 common shares       428,747     NovaCare Employee Services of
Employee Services, Inc.                                     $.01 par value                      America, Inc.

NovaCare Administrative           NY             G         200 common shares           1        NovaCare Employee Services TPI, Inc.
Employee Services of New                                      no par value
York, Inc.

NovaCare Employee Services        FL             G      800,000 common shares       428,747     NovaCare Employee Services of
Club Staff, Inc.                                            $.01 par value                      America, Inc.

NovaCare Employee Services        FL             G      800,000 common shares       428,747     NovaCare Employee Services of
Easy Staff, Inc.                                            $.01 par value                      America, Inc.

NovaCare Employee Services        NY             G         200 common shares           1        NovaCare Employee Services TPI, Inc.
Northeast, Inc.                                               no par value

NovaCare Employee Services        FL             G      800,000 common shares       428,747     NovaCare Employee Services, Inc.
of America, Inc.                                            $.01 par value

                                                        500,000 preferred              0
                                                              shares
                                                             no par value

NovaCare Employee Services        DE             G         200 common shares           1        NovaCare Employee Services TPI, Inc.
of Boston, Inc.                                             $1.00 par value

                                          BORROWER/      AUTHORIZED            NO. OF
       SUBSIDIARY           JURISDICTION  GUARANTOR        CAPITAL          SHARES ISSUED     SHAREHOLDER
       ----------           ------------  ---------      ----------         -------------     -----------
NovaCare Employee Services      FL            G        50 common shares          50        NovaCare Employee Services
of Bradenton, Inc.                                       no par value                      of America, Inc.

NovaCare Employee Services      FL            G      800,000 common shares    428,747      NovaCare Employee Services
of Florida, Inc.                                         $.01 par value                    of America, Inc.

NovaCare Employee Services      NY            G        200 common shares         1         NovaCare Employee Services
of New York, Inc.                                        no par value                      TPI, Inc.

NovaCare Employee Services      FL            G        1,000,000 common        50,000      NovaCare Employee Services
of Orlando, Inc.                                            shares                         Resource One, Inc.
                                                         $.01 par value

NovaCare Employee Services      FL            G        1,000,000 common       100,000      NovaCare Employee
Resource One, Inc.                                          shares                         Services, Inc.
                                                         $.01 par value

NovaCare Employee Services      NY            G       11,111 common shares     6,261       NovaCare Employee
TPI, Inc.                                                $.01 par value        Common      Services, Inc.

                                                        4,850 preferred        4,850       NovaCare Employee
                                                            shares           Preferred     Services, Inc.
                                                         $.01 par value

Paralign Staffing               AZ            G       10,000 common shares      1,000      AmeriCare Employers
Technologies, Inc.                                       $1.00 par value                   Group, Inc.

Professional Insurance          FL            G        5,000 common shares       250       NovaCare Employee Services
Planners of Florida, Inc.                                $.10 par value                    Resource One, Inc.


                                                 Borrower/     Authorized         No. of
    Subsidiary                  Jurisdiction     Guarantor       Capital       Shares Issued                 Shareholder
    ----------                  ------------     ---------     ----------      -------------                 -----------
Rx One, Inc.                          FL             G       1,000,000 common     100,000       Novacare Employee Services, Inc.
                                                                  shares
                                                              $.01 par value

Staffing Technologies, Inc.           NY             G       200 common shares       1          Novacare Employee Services TPI, Inc.
                                                               no par value


PARTNERSHIP INTERESTS

     Name                          Jurisdiction             Partnership Interest               Borrower/Guarantor
     ----                          ------------             --------------------               ------------------
NCES Partners (IND), LP              Indiana      1% general partnership interest owned               G
                                                  by NovaCare Employees Services, Inc.;
                                                  99% limited partnership interest owned
                                                  by NCES Holdings, Inc.

                                 SCHEDULE 6.1.8

                         OWNED AND LEASED REAL PROPERTY

A.   OWNED REAL PROPERTY

     Owner                                   Location

     NovaCare Administrative Employee        310 Bay Road
     Services of New York, Inc.              Queensbury, NY 12804


B.   LEASED REAL PROPERTY

     Lessee                                  Location

     NovaCare Employee Services, Inc.        2621 Van Buren Avenue
                                             Norristown, PA 19403

     NovaCare Administrative Employee        90 N. Pearl Street
     Services of New York, Inc.              Albany, NY

     NovaCare Employee Services Club Staff,  402 43rd Street West
     Inc.                                    Bradenton, FL 34209

     NovaCare Employee Services Easy Staff,  402 43rd Street West
     Inc.                                    Bradenton, FL 34209

     NovaCare Employee Services Northeast,   310 Bay Road
     Inc.                                    Queensbury, NY 12804

     NovaCare Employee Services Resource     601 South Lake Destiny Drive
     One, Inc.                               Suite 250
                                             Maitland, FL 32751

     NovaCare Employee Services TPI, Inc.    310 Bay Road
                                             Queensbury, NY 12804

     NovaCare Employee Services of America,  402 43rd Street West
     Inc.                                    Bradenton, FL 34209

     NovaCare Employee Services of Boston,   310 Bay Road
     Inc.                                    Queensbury, NY 12804

     NovaCare Employee Services of           1111 5th Street W.
     Bradenton, Inc.                         Palmetto, FL 34221

Lessee                                              Location
------                                              --------

NovaCare Employee Services of Florida, Inc.         402 43rd Street West
                                                    Bradenton, FL 34209

NovaCare Employee Services of New York, Inc.        310 Bay Road
                                                    Queensbury, NY 12804

NovaCare Employee Services of Orlando, Inc.         601 South Lake Destiny Drive
                                                    Suite 250
                                                    Maitland, FL 32751

ConsulTemps, Inc.                                   7275 Glen Forest Drive
                                                    Suite 200
                                                    Richmond, VA 23226

Employee Benefits Management, Inc.                  402 43rd Street West
                                                    Bradenton, FL 34209

Employee Services Inc. of North Carolina            225 Hillsborough Street
                                                    Raleigh, NC 27603

Employers' Risk Management, Inc.                    402 43rd Street West
                                                    Bradenton, FL 34209

Professional Insurance Planners of Florida, Inc.    1501 Venera Avenue
                                                    Suite 320
                                                    Coral Gables, FL 33146

RX One, Inc.                                        601 South Lake Destiny Drive
                                                    Suite 250
                                                    Maitland, FL 32751

Staffing Technologies, Inc.                         310 Bay Road
                                                    Queensbury, NY 12804

NCES Finance, Inc.                                  103 Foulk Road
                                                    Suite 262
                                                    Wilmington, DE 19803

NCES Holdings, Inc.                                 103 Foulk Road
                                                    Suite 262
                                                    Wilmington, DE 19803

LESSEE                             LOCATION
------                             --------
NCES Licensing, Inc.               103 Foulk Road
                                   Suite 262
                                   Wilmington, DE 19803

NovaCare Administrative Employee   402 43rd Street West
Services, Inc.                     Bradenton, FL 34209

                                   6220 Manatee Avenue West
                                   Bradenton, FL 34209

                                   4620 N. SR7 Bldg. H, #210
                                   Ft. Lauderdale, FL 33319

                                   8140 College Parkway, #101
                                   Ft. Myers, FL 33919

                                   203 S. Airport Road
                                   Naples, FL 33942

                                   11350 66th Street N. #101
                                   Largo, FL 34643

                                   519 Beverly Street
                                   Tallahassee, FL 32301

                                   7402 N. 56th St., #850
                                   Tampa, FL 33617-7731

                                   3940 Barbara Terrace
                                   St. Augustine, FL 32086

                                   1191 Romaine Circle East
                                   Jacksonville, FL 32225

                                   1401 Dove Street
                                   Newport Beach, CA

AmeriCare Employers Group, Inc.    4350 E. Camelback Road, Suite 100E
                                   Phoenix, AZ 85018

                                   4350 E. Camelback Road, Suite 170C
                                   Phoenix, AZ 85018

                                   4350 E. Camelback Road, Suite 160E
                                   Phoenix, AZ 85018

Lessee                                  Location
------                                  --------
                                        4350 E. Camelback Road, Suite 280E
                                        Phoenix, AZ 85018

                                        4800 N. 22nd Street, 210
                                        Phoenix, AZ 85016

                                        4045 S. Nonchalant Circle, 1 and 7
                                        Colorado Springs, CO 80917

                                        5151 E. Broadway Blvd. 530
                                        Tucson, AZ 85711

Paralign Staffing Technologies, Inc.    1161 N. El Dorado Place, B343
                                        Tucson, AZ 85715-33

NCES Partners (IND), LP                 13159 Knollton Court
                                        Fishers, IN 46038

                                SCHEDULE 6.1.18

                     PARTNERSHIP AGREEMENTS: LLC AGREEMENTS
                     --------------------------------------

1. NCES Partners (IND), L.P., Limited Partnership Agreement dated October 1, 1997 between NovaCare Employee Services, Inc. (General Partner) and NCES Holdings, Inc. (Limited Partner)

                                SCHEDULE 6.1.19

                               INSURANCE POLICIES


                                                                 INSURANCE
                         LINE OF COVERAGE         LIMIT           COMPANY             POLICY NUMBER
                         ----------------         -----          ---------            -------------


Novacare Employee
  Services, Inc.(1)      Liability               $5,000,000     AIG                  2651945
                         Workers Compensation    Statutory      Liberty Mutual       Various
                         Umbrella                $25,000,000    AIG                  BE9323272
                         Professional Liability  $5,000,000     AIG                  819-60-64
                         Fiduciary Liability     $5,000,000     AIG                  4860959
                         Crime                   $5,000,000     AIG                  CF4861131

NovaCare, Inc.(2)        Auto                    $21,000,000    Travelers            PJ810181X8840-T1L-97
                         Property                $200,000,000   Travelers            KTJCMB-251T049-9-96


--------------

(1) Policies cover all Loan Parties
(2) NovaCare Employee Services is an additional insured for autos and property under the NovaCare policy

                                SCHEDULE 6.1.21

                               MATERIAL CONTRACTS

1.  Underwriting Agreement

2. Stock Purchase Agreement dated September 16, 1996 by and among Resource One, Inc., Professional Insurance Planners of Florida, Inc., Human Resource One, Inc., Rx One, Inc., William E. Mayville, Bernard Clinton Byrd, Jr. and NovaResource, Inc. [now known as NovaCare Employee Services, Inc.]

3. Amendment dated April 8, 1997 to the Stock Purchase Agreement dated as of September 16, 1996 by and among Resource One, Inc., Professional Insurance Planners of Florida, Inc., Human Resource One, Inc., Rx One, Inc., William
    E. Mayville, Bernard Clinton Byrd, Jr. and NovaSource, Inc. [now known as NovaCare Employee Services, Inc.]

4. Stock Purchase Agreement dated January 24, 1997 by and among Employee Services of America, Inc., Employee Services of Florida, Inc., Employers' Risk Management, Inc., Employee Benefits Management, Inc., Employers Diversified Services, Inc. and Nova Resource, Inc. [now known as NovaCare Employee Services, Inc.]

5. Stock Purchase Agreement dated January 31, 1997 by and among The TPI Group, LTD., Deborah M. Skinner, John Skinner III, Malvern Tippett, Carolyn Tippett, Terry DeLong, Quansoo-TPI L.L.C. and NovaSource, Inc. [now known as NovaCare Employee Services, Inc.]

6.  Stock Option Plan

7. Employment Agreement dated as of January 27, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Loren J. Hulber.

8. Stock Purchase Agreement dated as of February 10, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Loren J. Hulber.

9. Employment Agreement dated as of May 7, 1997 between NovaCare Employee Services, Inc. and Thomas D. Schubert.

10. Stock Purchase Agreement dated as of June 10, 1997 between NovaCare Employee Services, Inc. and Thomas D. Schubert.

11. Employment Agreement dated as of October 8, 1996 between NovaResource, Inc. [now known as NovaCare Employee Services, Inc.] and Bernard C. Byrd, Jr.

12. Amendment dated as of April 8, 1997 to the Employment Agreement dated October 8, 1996 between NovaResource, Inc. [now known as NovaCare Employee Services, Inc.] and Bernard C. Byrd, Jr.

13. Stock Purchase Agreement dated as of February 28, 1997 between NovaCare Employee Services, Inc. and Bernard C. Byrd, Jr.

14. Employment Agreement dated as of April 23, 1997 between NovaCare Employee Services, Inc. and Andrew Stith.

15. Stock Purchase Agreement dated as of April 23, 1997 between NovaCare Employee Services, Inc. and Andrew Stith.

16. Employment Agreement dated as of February 6, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Deborah M. Skinner.

17. Employment Agreement dated as of February 27, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and James Boyd.

18. Employment Agreement dated as of June 18, 1997 between NovaCare Employee Services, Inc. and Christina Harris.

19. Subscriber Service Agreement dated as of January 25, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

20. Agreement dated as of January 25, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

21. Trademark Agreement dated as of February 28, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and NovaMark, Inc.

22. Loan Agreement dated as of September 18, 1996 between NovaFunds, Inc. and NovaResource, Inc. [now known as NovaCare Employee Services, Inc.]

23. Sublease Agreement dated as of June 4, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

24.  Supplemental Benefits Plan

25. Employment Agreement dated as of December 10, 1997 between NovaCare Employee Services, Inc. and Kenneth J. Jankowski.

26.  Amendment #1 to the NovaCare Employee Services, Inc. Stock Option Plan.

27. Employment Agreement dated as of December 31, 1997 between NovaCare Employee Services, Inc. and Ronald N. Shostack.


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